Exhibit 10.2

EXECUTION COPY

Recharge Acquisition Corp.
1900 Main Street, Suite 201
Sarasota, Florida 34236

SKG Sponsor LLC
1900 Main Street, Suite 201
Sarasota, Florida 34236

Re:	Amendment to Promissory Note

Ladies and Gentlemen:

Reference is hereby made to that certain Promissory Note, dated as of July 7, 2020 (the “Note”), by Recharge Acquisition Corp., a Delaware corporation (“Maker”), to the order of SKG Sponsor LLC, a Delaware limited liability company (“Payee”).

For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Maker and Payee hereby agree to amend the Note, effective as of October 5, 2020, as follows:

1.	“Principal. The entire unpaid principal balance of Note shall be payable on the earlier of: (i) Maker’s initial business combination or (ii) Maker’s liquidation, if Maker fails to consummate an initial business combination within the time period required by its amended and restated certificate of incorporation. The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

Except as expressly amended hereby, the provisions of the Note remain in full force and effect, on the terms and subject to the conditions set forth therein. This letter agreement does not constitute, directly or by implication, an amendment or waiver of any provision of the Note, or any other right, remedy, power or privilege of any party to the Note, except as expressly set forth herein. The terms of this letter agreement shall be governed by and construed in a manner consistent with the provisions of the Note.

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Please acknowledge your agreement and acceptance to the foregoing by signing below and returning it to the undersigned at your earliest convenience.

Very truly yours,

RECHARGE ACQUISITION CORP.

By:	/s/ Michael Gearhardt
Name: Michael Gearhardt
Title: Chief Financial Officer

Accepted and agreed, effective as of the date first set forth above:

SKG SPONSOR LLC

By:	/s/ Michael Gearhardt
Name: Michael Gearhardt
Title: Chief Financial Officer

{Signature Page to SKG Note Amendment}